UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2013

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2013, Ecolab Inc. (“Ecolab”) disclosed the expected range for non-GAAP adjusted diluted earnings per share, which exclude special gains and charges and discrete tax items, for the year ended December 31, 2012.  A copy of the News Release issued by Ecolab in connection with this report under Item 2.02 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab’s management believes that disclosing this non-GAAP financial measure provides investors with greater transparency with respect to Ecolab’s results of operations and that this measure is useful for period-to-period comparison of results.

The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 8, 2013, Ecolab disclosed the expected range for non-GAAP adjusted diluted earnings per share, which exclude special gains and charges and discrete tax items, for the year ending December 31, 2013.  A copy of the News Release issued by Ecolab in connection with this report under Item 7.01 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab’s management believes that disclosing this non-GAAP financial measure provides investors with greater transparency with respect to Ecolab’s results of operations and that this measure is useful for period-to-period comparison of results.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibit is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

(99)                                                 Ecolab Inc. News Release dated January 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: January 8, 2013	By:	/s/Michael C. McCormick
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99)	Ecolab Inc. News Release dated January 8, 2013.	Furnished herewith electronically.